Exhibit 99.1

October 17, 2007

To:	Holders of Kyphon Inc.
1.00% Convertible Senior Notes due 2012
1.25% Convertible Senior Notes due 2014

U.S. Bank National Association Corporate Trust Services,

        as Trustee and Conversion Agent

EP-MN-WS3C

60 Livingston Avenue

St. Paul MN 55107-1419

Attention: Corporate Trust

Re:	Notice of Anticipated Fundamental Change and Convertibility of the Notes

Reference is hereby made to the Indenture, dated as of February 6, 2007 (the “Indenture”), between Kyphon Inc., a Delaware corporation (the “Company”), and U.S. Bank National Association, as trustee (the “Trustee”), relating to the Company’s 1.00% Convertible Senior Notes due 2012 (CUSIP No. 501577AA8) (the “2012 Notes”) and 1.25% Convertible Senior Notes due 2014 (CUSIP No. 501577AB6) (the “2014 Notes” and, together with the 2012 Notes, the “Notes”). Capitalized terms used but not defined in this notice shall have the meanings ascribed to such terms in the Indenture. You may request a copy of the Indenture by calling Julie Tracy, Chief Communications Officer of the Company, at (408) 548-6500. In addition, a copy of the Indenture was included as an exhibit to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on February 12, 2007, which is available on the SEC’s website at www.sec.gov.

On July 26, 2007, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Medtronic, Inc., a Minnesota corporation (“Medtronic”), and Jets Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Medtronic (“Merger Sub”). The Company and Medtronic issued a press release publicly announcing execution of the Merger Agreement on July 27, 2007, and included a copy of this press release and the Merger Agreement as exhibits to the Company’s Current Report on Form 8-K, filed with the SEC on July 30, 2007. On September 7, 2007, the Company filed a definitive proxy statement with respect to the special meeting of the Company’s stockholders to be held to adopt the Merger Agreement and announced that the special meeting would be held on October 16, 2007.

Pursuant and subject to the Merger Agreement, the Company has agreed that Merger Sub will be merged with and into the Company with the Company continuing as the surviving corporation (the “Merger”). At the effective time of the Merger, each issued and outstanding share of common stock of the Company (the “Common Stock”), other than certain shares held directly or indirectly by the Company or Medtronic or by stockholders who properly exercise appraisal rights under Delaware law, will be converted into and represent solely the right to receive $71.00 in cash, without interest (the “Merger Consideration”), and less any applicable withholding taxes. Completion of the Merger remains subject to customary closing conditions, including clearance from antitrust authorities in Portugal and Turkey. As publicly disclosed on October 15, 2007, the initial review periods in both of these jurisdictions are scheduled to expire later this month unless the antitrust authorities extend the relevant periods. As publicly disclosed on October 16, 2007, the Company’s stockholders adopted the Merger Agreement at the special meeting of the Company’s stockholders held for that purpose on October 16, 2007. The Company and Medtronic intend to complete the Merger reasonably promptly following the receipt of the required antitrust clearances in Portugal and Turkey and the satisfaction of the other customary closing conditions contained in the Merger Agreement, but in no event prior to November 1.

NOTICE OF CONVERTIBILITY OF THE NOTES

In accordance with Sections 12.01(a) and 12.07 of the Indenture, notice is hereby given that a Fundamental Change would occur upon the consummation of the Merger. Completion of the Merger remains subject to customary closing conditions, including clearance from antitrust authorities in Portugal and Turkey. As publicly disclosed on October 15, 2007, the initial review periods in both of these jurisdictions are scheduled to expire later this month unless the antitrust authorities extend the relevant periods. As publicly disclosed on October 16, 2007, the Company’s stockholders adopted the Merger Agreement at the special meeting of the Company’s stockholders held for that purpose on October 16, 2007. The Company and Medtronic intend to complete the Merger reasonably promptly following the receipt of the required antitrust clearances in Portugal and Turkey and the satisfaction of the other customary closing conditions contained in the Merger Agreement, but in no event prior to November 1. Pursuant to Section 12.01(a)(iv)(B) of the Indenture, Holders may surrender securities for conversion at any time during the period (the “Convertibility Period”) that:

•	begins on, and includes, October 17, 2007, the date of this notice; and

•	ends on the date that is 35 calendar days after the actual effective date of the Merger (or the related Fundamental Change Purchase Date).

Notes that are surrendered for conversion will be converted into the right to receive cash, less any applicable withholding taxes, and, if applicable, shares of Common Stock in accordance with the Indenture (the “Settlement Amount”). However, in accordance with Section 12.05 of the Indenture, any Settlement Amount that is due from and after the effective time of the Merger will be paid solely in cash, less any applicable withholding taxes, and will not include any shares of Common Stock. The Conversion Rate in effect on October 17, 2007 is 17.1951 shares of Common Stock per $1,000 principal amount of Notes. However, Holders that convert their Notes during the Convertibility Period may in some circumstances be entitled to an increased Conversion Rate as explained below under the heading “Notice of Anticipated Fundamental Change and Increase in the Conversion Rate.”

The Company will offer to purchase outstanding Notes after consummation of the Merger in accordance with Article XI of the Indenture.

Holders should be aware that the Settlement Amount depends in part on the Daily VWAP of the Common Stock for each Trading Day during the applicable Observation Period, which Daily VWAP prior to the consummation of the Merger may be less than the Merger Consideration. In accordance with Section 12.05 of the Indenture, after the Merger is consummated, the Daily VWAP and Conversion Value will be calculated based on the value of the Reference Property (i.e., an amount of cash equal to the Merger Consideration) instead of the Daily VWAP per share of Common Stock. Accordingly, if the Merger is completed, the Conversion Value may be greater for the Notes converted after the consummation of the Merger than for Notes converted prior thereto.

NOTICE OF ANTICIPATED FUNDAMENTAL CHANGE AND INCREASE IN THE

CONVERSION RATE

Because a Fundamental Change would occur upon the consummation of the Merger, the Conversion Rate applicable to the Notes that are surrendered for conversion during the Convertibility Period will be increased pursuant to Section 12.03 of the Indenture if, but only if, the Merger is consummated. Therefore, a Holder that surrenders Notes for conversion during the Convertibility Period will not be entitled to this increase in the Conversion Rate if the Merger is not consummated. Because the Merger is subject to certain conditions, including approval by antitrust authorities, the Merger may not occur. Accordingly, Holders that convert Notes on or after October 17, 2007 but before the consummation of the Merger bear the risk that they may not be entitled to this increased Conversion Rate. Promptly following consummation of the Merger, the Company will provide a notice of the effective date of the Merger and the amount of the increase in the Conversion Rate that applies to Notes surrendered for conversion during the Convertibility Period.

The increase in the Conversion Rate will be determined based on the “Effective Date” of the Fundamental Change, which is the consummation date of the Merger, and the “Stock Price”, which is deemed to be the Merger Consideration. The applicable increases are provided for in Section 12.03 and Schedule A to the Indenture. The following hypotheticals illustrate the potential amount of the increase:

•

if the Merger were consummated on November 1, 2007, then in accordance with Schedule A, the increase in the Conversion Rate applicable to Notes surrendered during the Convertibility Period would be (i) 1.4237 shares of Common Stock per $1,000 principal amount of Notes, with respect to the 2012 Notes, to yield a Conversion Rate equal to 18.6188, and (ii) 1.5551 shares of Common Stock per $1,000 principal amount of Notes, with respect to the 2014 Notes, to yield a Conversion Rate equal to 18.7502;

•

if the Merger were consummated on November 15, 2007, then in accordance with Schedule A, the increase in the Conversion Rate applicable to Notes surrendered during the Convertibility Period would be (i) 1.4206 shares of Common Stock per $1,000 principal amount of Notes, with respect to the 2012 Notes, to yield a Conversion Rate equal to 18.6157, and (ii) 1.5540 shares of Common Stock per $1,000 principal amount of Notes, with respect to the 2014 Notes, to yield a Conversion Rate equal to 18.7491;

•

if the Merger were consummated on December 1, 2007, then in accordance with Schedule A, the increase in the Conversion Rate applicable to Notes surrendered during the Convertibility Period would be (i) 1.4171 shares of Common Stock per $1,000 principal amount of Notes, with respect to the 2012 Notes, to yield a Conversion Rate equal to 18.6122, and (ii) 1.5527 shares of Common Stock per $1,000 principal amount of Notes, with respect to the 2014 Notes, to yield a Conversion Rate equal to 18.7478; and

•

if the Merger were consummated on December 15, 2007, then in accordance with Schedule A, the increase in the Conversion Rate applicable to Notes surrendered during the Convertibility Period would be (i) 1.4140 shares of Common Stock per $1,000 principal amount of Notes, with respect to the 2012 Notes, to yield a Conversion Rate equal to 18.6091, and (ii) 1.5516 shares of Common Stock per $1,000 principal amount of Notes, with respect to the 2014 Notes, to yield a Conversion Rate equal to 18.7467.

Without limiting the foregoing, if the Merger occurs and any Holders fail to convert their Notes during the Convertibility Period, those Holders will lose their right to convert in connection with the Merger and thereby lose their right to receive an increase in the Conversion Rate pursuant to Section 12.03 and Schedule A of the Indenture.

Please refer to the Indenture for a more complete description of the increase in the Conversion Rate applicable in connection with Fundamental Changes.

CONVERSION PROCEDURES

Procedures for Conversion

A Holder may convert a portion of a Note, but only if that portion is an integral multiple of $1,000 in principal amount.

If a Holder converts a Note, the Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of shares of Common Stock upon the conversion. However, the Holder shall pay any such tax which is due because the Holder requests the shares to be issued in a name other than the Holder’s name.

As described below, the procedures to be followed by Holders to exercise the conversion privilege described in this Notice depend on whether their Notes are in certificated form or are a Global Security.

Securities held in Certificated Form

To convert a Note that is held in certificated form, the Holder must:

•	complete and manually sign a Conversion Notice (a copy of which is attached hereto or which can be found on the back of the certificate representing the Note), or facsimile of such Conversion Notice;

•	deliver such Conversion Notice, which is irrevocable, and the certificate representing the Note to the Conversion Agent at the office maintained by the Conversion Agent for such purpose;

•

to the extent any shares of Common Stock issuable upon conversion are to be issued in a name other than the Holder’s, furnish endorsements and transfer documents as may be required by the Conversion Agent;

•	if required pursuant to Section 12.01(e) of the Indenture, pay all transfer or similar taxes; and

•	if required pursuant to Section 2.01(d) of the Indenture, pay funds equal to interest payable on the next interest payment date to which such Holder is not entitled (see “Interest Payments” below).

Global Securities

To convert a beneficial interest in a Note that is a Global Security, the Holder must, in addition to complying with any other rules and procedures of The Depository Trust Company (the “DTC”):

•	cause there to be completed and delivered an appropriate instruction form for conversion, in accordance with the rules and procedures of DTC;

•	cause there to be delivered to the Conversion Agent, through the facilities of DTC, in accordance with the rules and procedures of DTC, the interest in the Global Security to be converted;

•	if required pursuant to Section 12.01(e) of the Indenture, pay all transfer or similar taxes; and

•	if required pursuant to Section 2.01(d) of the Indenture, pay funds equal to interest payable on the next interest payment date to which such Holder is not entitled (see “Interest Payments” below).

Interest Payments

Upon conversion, a Holder will not receive any separate cash payment for accrued and unpaid interest or additional interest, unless such conversion occurs between a regular record date and the interest payment date to which it relates. If a Holder surrenders a Note for conversion after the close of business on a Regular Record Date for the payment of an installment of interest and prior to the related interest payment date, then, notwithstanding such conversion, the interest payable with respect to such Note on such interest payment date will be paid, on such interest payment date, to the Holder of record of such Note at the close of business on such record date. However, Notes surrendered for conversion during the period after 5:00 p.m., New York City time, on any Regular Record Date to 9:00 a.m., New York City time, on the corresponding interest payment date must be accompanied by payment of an amount equal to the interest (including any Additional Interest) that the Holder is to receive on the Notes, except that no such interest payments must be made in the event of:

•	conversions following the Regular Record Date immediately preceding the Stated Maturity;

•	if the Company has specified a Fundamental Change Purchase Date that is after a Regular Record Date and on or prior to the third Trading Day after the corresponding interest payment date, or

•	to the extent of any overdue interest (including any Additional Interest) existing at the time of conversion of such Note.

The 2012 Notes and 2014 Notes bear interest at an annual rate of 1.00% and 1.25%, respectively, payable semi-annually, computed on the basis of a 360-day year of twelve 30-day months. The interest payment dates for the Notes are February 1 and August 1 of each year, and the corresponding record dates are the immediately preceding January 15 and July 15, respectively.

Withdrawal of Fundamental Change Purchase Notice

If a Holder has delivered a Fundamental Change Purchase Notice in accordance with the Indenture electing to exercise the Holder’s right to require the Company to repurchase the Holder’s Notes, then the Holder will not be permitted to convert those Notes unless the Holder duly withdraws that Fundamental Change Purchase Notice in accordance with the Indenture.

Backup Withholding and Withholding Tax: Internal Revenue Forms

TO COMPLY WITH INTERNAL REVENUE SERVICE CIRCULAR 230, YOU ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF U.S. FEDERAL TAX ISSUES

CONTAINED OR REFERRED TO IN THIS NOTICE IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED BY YOU, FOR THE PURPOSES OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON YOU UNDER THE INTERNAL REVENUE CODE; (B) SUCH DISCUSSION IS BEING USED IN CONNECTION WITH THE PROVISION OF NOTICE BY THE COMPANY; AND (C) YOU SHOULD SEEK ADVICE BASED ON YOUR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

To avoid the application of a 28% backup withholding tax on any payments made to certain converting Holders (or other payees), each converting Holder (or other payee) should complete and provide an Internal Revenue Service (“IRS”) Form W-9 (in the case of a U.S. person or a resident alien) or an IRS Form W-8BEN or other appropriate IRS Form W-8 (in the case of a foreign holder).

Each U.S. person (or U.S. resident alien), when completing an IRS Form W-9, is required to provide the Holder’s correct taxpayer identification number (“TIN”) (generally the Holder’s Social Security or federal employer identification number), along with certain other information, and to certify under penalties of perjury that the Holder is a U.S. person (or U.S. resident alien), that such TIN is correct (or that such holder is awaiting a TIN) and that the U.S. person (or U.S. resident alien) is not subject to backup withholding. Failure to provide the correct information on IRS Form W-9 or an adequate basis for an exemption may subject the converting U.S. person (or U.S. resident alien) to a $50 penalty imposed by the IRS and backup withholding at a rate of 28% of the gross proceeds received pursuant to the conversion. If withholding results in an overpayment of taxes, a refund or credit may be obtained, provided that the required information is timely furnished to the IRS. An IRS Form W-9, along with the accompanying instructions, has been included with this Notice for completion by Holders that are U.S. persons (or U.S. resident aliens).

Foreign Holders should not complete an IRS Form W-9. Instead, to avoid withholding and/or backup withholding, each foreign Holder should complete an IRS Form W-8BEN (or other appropriate type of IRS Form W-8). In the case of foreign Holders for which IRS Form W-8BEN is the appropriate form, IRS Form W-8BEN requires the foreign Holders to provide such Holder’s name and address, along with certain other information, and to certify, under penalties of perjury, that such Holder is not a U.S. person. Foreign Holders may obtain an IRS Form W-8BEN and instructions (or other appropriate IRS Form W-8) from the IRS’s website (http://www.irs.gov).

Failure to include a properly completed IRS Form W-9 or applicable IRS Form W-8 may result in the application of U.S. backup withholding or withholding tax.

The Conversion Agent is: U.S. Bank National Association Corporate Trust Services

The Trustee is acting as the Registrar and Conversion Agent, and the address and telephone number of the Trustee are as follows:

U.S. Bank National Association Corporate Trust Services,

as Trustee and Conversion Agent

EP-MN-WS3C

60 Livingston Avenue

St. Paul MN 55107-1419

Attention: Corporate Trust

Phone: (651) 495-3520

Facsimile: (651) 495-8158

Please refer to the Indenture for a more complete description of the convertibility of the Notes, the consideration due upon conversion and when such consideration must be paid by the Company.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. Any document the Company files with the SEC may be read and copied at the SEC’s public reference room located at 100 F Street, N.E., Washington, D.C., 20549. Please call the SEC at 1-800-SEC-0330 for further information on the SEC’s public reference rooms. The Company’s SEC filings also are available to the public at the SEC’s website at http://www.sec.gov.

The documents listed below (as they may be amended from time to time) contain important information about the Company and the Notes, and Holders should review these documents carefully before determining whether or not to surrender Notes for purchase by the Company or to convert their Notes as described in this notice.

•	the Company’s annual report on Form 10-K for the year ended December 31, 2006, filed with the SEC on February 28, 2007 (file no. 000-49804);

•	the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2007, filed with the SEC on May 10, 2007 (file no. 000-49804);

•	the Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2007, filed with the SEC on August 9, 2007 (file no. 000-49804);

•	the Company’s current reports on Form 8-K, filed with the SEC on July 30, 2007, August 23, 2007, September 11, 2007, September 19, 2007 and October 9, 2007, (file no. 000-49804);

•

the description of the Common Stock and related rights set forth in the Company’s registration statements on Form 8-A filed with the SEC on May 7, 2002 and any documents subsequently filed that amend such description (file no. 000-49804); and

•	the Indenture filed as an exhibit to the Company’s current report on Form 8-K, filed with the SEC on February 12, 2007 (file no. 000-49804);

•	future filings the Company makes with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, on or after the date of this notice.

For more information about the Merger, Holders should review the Definitive Proxy Statement on Schedule 14A filed by the Company with the SEC on September 7, 2007. A copy of the Merger Agreement is included with the Schedule 14A and is also filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 30, 2007.

In the event of conflicting information in the documents referred to above, the information in the latest filed documents should be considered correct. Holders should not assume that the information in this notice or any of the documents referred to above is accurate as of any date other than the date of the applicable document.

KYPHON INC.

FORM OF CONVERSION NOTICE

To: Kyphon Inc.

The undersigned registered Holder of this Security hereby exercises the option to convert this Security, or portion hereof (which is $1,000 principal amount or a multiple thereof) designated below, for cash and shares of Common Stock of Kyphon Inc., if any, in accordance with the terms of the Indenture referred to in this Security, and directs that cash and the shares, if any, issuable and deliverable upon such conversion, and any Securities representing any unconverted principal amount hereof, be issued and delivered to the registered Holder hereof unless a different name has been indicated below. If cash, shares or any portion of this Security not converted are to be issued in the name of a Person other than the undersigned, the undersigned shall pay all transfer taxes payable with respect thereto.

This notice shall be deemed to be an irrevocable exercise of the option to convert this Security.

Dated:

Signature(s)
The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program, pursuant to S.E.C. Rule 17Ad-15.

Signature Guarantee
Fill in for registration of shares if to be delivered, and Securities if to be issued other than to and in the name of registered holder:

(Name)	Principal amount to be converted (if less than all): $ ,000

(Street Address)

(City state and zip code)	If applicable, Social Security or Other Taxpayer Number

Please print name and address

METHOD OF DELIVERY

❑	CHECK HERE IF THE SECURITIES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE CONVERSION AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Surrendering Institution:

DTC Account Number:

Contact Person:

Address:

Telephone (with international dialing code):

Facsimile (with international dialing code):

Date Surrendered:

Transaction Code Number:

SPECIAL ISSUANCE INSTRUCTIONS

To be completed ONLY if payments are to be made to DTC for the account of someone other than the person(s) whose signature appear(s) within this conversion notice.

Make payment to:

(DTC Account Number)

(Account Party)

Form W-9 (Rev. September 2007) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give form to the requester. Do not send to the IRS.

Print or type See Specific Instructions on page 2.	Name (as shown on your income tax return)
Business name, if different from above
	Check appropriate box: ☐ Individual/Sole proprietor ☐ Corporation ☐ Partnership	☐	Exempt
	☐ Limited liability company. Enter the tax classification (D=disregarded entity, C=corporation, P=partnership) ➢ ………		payee
☐ Other (see instructions) ➢
	Address (number, street, and apt. or suite no.)	Requester’s name and address (optional)
City, state, and ZIP code
List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on Line 1 to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number | |
or
Employer identification number |

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here	Signature of U.S. person ➢	Date ➢

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

    Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

    1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

    2. Certify that you are not subject to backup withholding, or

    3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien,

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

• An estate (other than a foreign estate), or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax.

Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

    The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

• The U.S. owner of a disregarded entity and not the entity,

Cat. No. 10231X	Form W-9 (Rev. 9-2007)

Form W-9 (Rev. 9-2007)	Page 2

• The U.S. grantor or other owner of a grantor trust and not the trust, and

• The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the recipient has otherwise become a U.S. resident alien for tax purposes.

    If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

    1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

    2. The treaty article addressing the income.

    3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

    4. The type and amount of income that qualifies for the exemption from tax.

    5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

    Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

    If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

    You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

    1. You do not furnish your TIN to the requester,

    2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

    3. The IRS tells the requester that you furnished an incorrect TIN,

    4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

    5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

    Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

    Also see Special rules for partnerships on page 1.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

    If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name” line.

Limited liability company (LLC). Check the “Limited liability company” box only and enter the appropriate code for the tax classification (“D” for disregarded entity, “C” for corporation, “P” for partnership) in the space provided.

    For a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Regulations section 301.7701-3, enter the owner’s name on the “Name” line. Enter the LLC’s name on the “Business name” line.

    For an LLC classified as a partnership or a corporation, enter the LLC’s name on the “Name” line and any business, trade, or DBA name on the “Business name” line.

Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name” line.

Note. You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Exempt From Backup Withholding

If you are exempt, enter your name as described above and check the appropriate box for your status, then check the “Exempt from backup withholding” box in the line following the business name, sign and date the form.

Form W-9 (Rev. 9-2007)		Page 3

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

Exempt payees. Backup withholding is not required on any payments made to the following payees:

    1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

    2. The United States or any of its agencies or instrumentalities,

    3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

    4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

    5. An international organization or any of its agencies or instrumentalities.

    Other payees that may be exempt from backup withholding include:

    6. A corporation,

    7. A foreign central bank of issue,

    8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

    9. A futures commission merchant registered with the Commodity Futures Trading Commission,

    10. A real estate investment trust,

    11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

    12. A common trust fund operated by a bank under section 584(a),

    13. A financial institution,

    14. A middleman known in the investment community as a nominee or custodian, or

    15. A trust exempt from tax under section 664 or described in section 4947.

    The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

Part I. Taxpayer Identification

Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

    If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

    If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, and 5 below indicate otherwise.

    For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt recipients, see Exempt From Backup Withholding on page 2.

Signature requirements. Complete the certification as indicated in 1 through 5 below.

    1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

    2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt recipients except for 9
Broker transactions	Exempt recipients 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker
Barter exchange transactions and patronage dividends	Exempt recipients 1 through 5
Payments over $600 required to be reported and direct sales over $ 5,000[1]	Generally, exempt recipients 1 through 7[2]

[1]See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2]However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, and payments for services paid by a federal executive agency.

Form W-9 (Rev. 9-2007)		Page 4

    3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

    4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

    5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

   To reduce your risk:

• Protect your SSN,

• Ensure your employer is protecting your SSN, and

• Be careful when choosing a tax preparer.

    Call the IRS at 1-800-829-1040 if you think your identity has been used inappropriately for tax purposes.

    Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

    The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

    If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS personal property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.consumer.gov/idtheft or 1-877-IDTHEFT(438-4338).

    Visit the IRS website at www.irs.gov to learn more about identity theft and how to reduce your risk.

What Name and Number To Give the Requester
For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account[1]
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5. Sole proprietorship or disregarded entity owned by an individual	The owner [3]
For this type of account:	Give name and EIN of:
6. Disregarded entity not owned by an individual	The owner
7. A valid trust, estate, or pension trust	Legal entity [4]
8. Corporate or LLC electing corporate status on Form 8832	The corporation
9. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10. Partnership or multi-member LLC	The partnership
11. A broker or registered nominee	The broker or nominee
12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2] Circle the minor’s name and furnish the minor’s SSN.

[3] You must show your individual name and you may also enter your business or “DBA” name on the second name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

    You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.